Registration Nos. 033-36065

811-06673

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 17 and/or	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 19	☒
(Check appropriate box or boxes.)

PARNASSUS INCOME FUNDS

(Exact Name of Registrant as Specified in Charter)

One Market Steuart Tower - Suite #1600 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 778-0200

(Registrant’s Telephone Number, including Area Code)

Jerome L. Dodson	Copy to:
Parnassus Investments	Richard L. Teigen
One Market	Foley & Lardner LLP
Steuart Tower - Suite #1600	777 East Wisconsin Avenue
San Francisco, California 94105	Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)

☒ on May 1, 2005 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a) (1)

☐ on (date) pursuant to paragraph (a) (1)

☐ 75 days after filing pursuant to paragraph (a) (2)

☐ on (date)’ pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE PARNASSUS INCOME FUNDS

PROSPECTUS

Investing with a Conscience

May 1, 2005

Equity Income Fund (PRBLX)

Fixed-Income Fund (PRFIX)

California Tax-Exempt Fund (PRCLX)

PARNASSUS INCOME FUNDS

Investing with a Conscience

PROSPECTUS

May 1, 2005

There are three Parnassus Income Funds: the Parnassus Equity Income Fund, the Parnassus Fixed-Income Fund and the Parnassus California Tax-Exempt Fund (the “Funds”). Parnassus Income Funds was formerly known as The Parnassus Income Trust. The Funds are managed by Parnassus Investments (the “Adviser”). The Adviser chooses the Funds’ investments using social as well as financial criteria. In general, the Adviser will choose investments that it believes will have a positive social impact.

The Equity Income Fund invests primarily in stocks that pay a dividend, and its investment objective is both current income and capital appreciation. The Fixed-Income Fund invests primarily in bonds and other fixed-income investments, and its investment objective is a high level of current income consistent with safety and preservation of capital. The California Tax-Exempt Fund (for California residents only) has as its investment objective a high level of current income exempt from federal and California personal income tax consistent with prudent investment management.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY

Investment Objective and Principal Strategies

The Parnassus Equity Income Fund

The Parnassus Equity Income Fund’s objective is to achieve both current income and capital appreciation by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock as well as convertible bonds. At least 80% of the Fund’s total assets will normally be invested in equity securities that pay interest or dividends. The remaining 20% may be invested in non-dividend-paying equity securities or money-market securities. The Fund seeks to invest in equity securities that pay dividends above the yield of the S&P 500, have the potential for capital appreciation and which the Adviser believes have the capacity to raise dividends in the future. To determine a company’s prospects, the Adviser reviews the company’s profit and loss statement, balance sheet, sales, earnings and dividend histories, net cash flow and outlook for future earnings.

The Parnassus Fixed-Income Fund

The Parnassus Fixed-Income Fund’s objective is a high level of current income consistent with safety and preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of bonds and other fixed-income instruments. The Fund invests primarily in investment-grade bonds, which means they are rated within the four highest categories as determined by a nationally recognized rating service. Ordinarily, at least 65% of the Fund’s total net assets will be invested in fixed-income securities rated “A” or better by Moody’s Investors Service, Inc. (Moody’s) or Standard & Poor’s Rating Group (S&P) and at least 80% in fixed-income securities with investment-grade ratings (i.e., rated at least BBB- or Baa3 or better).

The Parnassus California Tax-Exempt Fund

The Parnassus California Tax-Exempt Fund is available to California residents only. Its investment objective is to provide a high level of current income exempt from both federal and California personal income tax consistent with prudent investment management. It invests in a diversified portfolio of tax-exempt, investment-grade securities issued by California state and local governments and by other public authorities.

All the Funds take both financial and social factors into account when making investment decisions. In general, these Funds look for companies that respect the environment, treat their employees well, have effective equal-employment-opportunity policies and have good community relations, as well as ethical business dealings. The Funds will not invest in companies that manufacture alcohol or tobacco products or are involved with gambling. The Funds also screen out weapons contractors and those that generate electricity from nuclear power.

Principal Risks of Investing in the Funds

Investing in the Funds may result in a loss of money. When you sell your shares, they may be worth more or less than what you paid. The Funds’ share prices (net asset value per share, or NAV) change daily based on the value of their holdings. For best results, investors should have a long-term perspective and plan to hold their shares for at least three years. (Legally, shareholders may redeem at any time, but the Adviser recommends a minimum three-year holding period.)

Risks of Investing in Bonds

In general, bond prices are inversely related to interest rates. Changes in interest rates, which can be sudden and unpredictable, can affect the value of the Funds’ bond holdings. The Funds will also be affected by other factors such as credit risk (the possibility that an issuer of a debt obligation does not pay the Funds interest or principal) and market risk (the possibility that there are few buyers for the securities held by the Funds).

Risks Specific to the Equity Income Fund

Common stocks represent an ownership interest in a company and occupy the most junior position in a company’s capital structure. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Stock markets are volatile, and stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both here and abroad. The Fund’s holdings can vary significantly from broad stock-market indices. As a result, the Fund’s performance can deviate from the performance of those indices.

Risks Specific to the Fixed-Income Fund

Shareholders should keep in mind that up to 20% of the Fixed-Income Fund’s assets may be invested in convertible securities and these securities may not have an investment-grade rating, which would make them riskier than securities with an investment-grade rating.

Risks Specific to the California Tax-Exempt Fund

The California Tax-Exempt Fund invests primarily in California municipal securities, and there are special risks involved. The NAV of the Fund will be affected by factors such as changes to the state constitution regarding taxes, changes in the federal tax status of municipal securities and changes in bond ratings based on the California economy.

PERFORMANCE INFORMATION

The Equity Income Fund

The bar chart below provides an indication of the risks of investing in the Parnassus Equity Income Fund by showing changes in the Fund’s performance from year to year over a ten-year period. Prior to March 31, 1998, the Parnassus Equity Income Fund had a different investment objective, maintaining a balanced portfolio of both stocks and bonds. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 23.4% (quarter ending December 31, 1998), and the lowest return for a quarter was a loss of 12.6% (quarter ending September 30, 2002).

Below is a table comparing the performance of the Parnassus Equity Income Fund with the S&P 500 Index and the average equity income fund followed by Lipper, Inc. Figures are average annual returns for the one, five and ten-year periods ending December 31, 2004. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual funds and also how the Fund’s performance varies from year to year.

Average Annual Total Returns

(all periods ending December 31, 2004)

	ONE YEAR	FIVE YEARS	TEN YEARS
S&P 500	10.88%	(2.29)%	12.04%
Lipper Equity Income Fund Average	12.81%	4.48%	11.26%

PARNASSUS EQUITY INCOME FUND
Return before Taxes	9.30%	7.33%	12.60%
Return after Taxes on Distributions	7.96%	5.80%	10.26%
Return after Taxes on Distributions and Sale of Fund Shares	6.47%	5.53%	9.77%

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

The S&P 500 is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized index of common stock prices. An individual cannot invest in the S&P 500 Index. The S&P 500 index reflects no deductions for fees, expenses or taxes. The Lipper Equity Income Fund Average is the average return of all equity income funds followed by Lipper, Inc. (currently 245). The Lipper Equity Income Fund Average and the Parnassus Equity Income Fund return before taxes reflect deductions for fees and expenses, but not taxes.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

The Fixed-Income Fund

The bar chart below provides an indication of the risks of investing in the Parnassus Fixed-Income Fund by showing changes in the Fund’s performance from year to year over a ten-year period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 7.5% (quarter ending June 30, 1995), and the lowest return for a quarter was a loss of 2.5% (quarter ending June 30, 1999).

Below is a table comparing the performance of the Parnassus Fixed-Income Fund with the Lehman Government/Corporate Bond Index and the average A-rated debt fund followed by Lipper, Inc. Figures are average annual returns for the one, five and ten-year periods ending December 31, 2004. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns compare with a stock index and a group of similar mutual funds and also how the Fund’s performance varies from year to year.

Average Annual Total Returns

(all periods ending December 31, 2004)

	ONE YEAR	FIVE YEARS	TEN YEARS
Lehman Government/Corporate Bond Index	4.19%	8.00%	7.80%
Lipper A-Rated Debt Fund Average	4.07%	7.00%	7.16%

PARNASSUS FIXED - INCOME FUND
Return before Taxes	2.05%	6.96%	7.21%
Return after Taxes on Distributions	1.19%	5.04%	4.99%
Return after Taxes on Distributions and Sale of Fund Shares	1.49%	4.79%	4.83%

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Lehman Government/Corporate Bond Index is a widely recognized index measuring the performance of bonds and other fixed-income securities. An individual cannot invest directly in the index. The Lehman Government/Corporate Bond Index reflects no deductions for fees, expenses or taxes. The Lipper A-Rated Debt Fund Average is the average return of all fixed-income funds followed by Lipper, Inc. with at least 65% of net assets in securities rated A- or higher (currently 224). The Lipper A-Rated Debt Fund average and the Parnassus Fixed-Income Fund return before taxes reflect deductions for fees and expenses, but not taxes.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund’s return after taxes on distribution and sale of fund shares may be higher than its returns after taxes on distributions because it may include a tax benefit resulting from a capital loss that would have been incurred.

The California Tax-Exempt Fund

The bar chart below provides an indication of the risks of investing in the Parnassus California Tax-Exempt Fund by showing changes in the Fund’s performance from year to year over a ten-year period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 8.0% (quarter ending March 31, 1995), and the lowest return for a quarter was a loss of 2.4% (quarter ending June 30, 1999).

Below is a table comparing the performance of the Parnassus California Tax-Exempt Fund with the Lehman Municipal Bond Index and the average California Municipal Bond Fund followed by Lipper, Inc. Figures are average annual returns for the one, five and ten-year periods ending December 31, 2004. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns compare with a stock index and a group of similar mutual funds and also how the Fund’s performance varies from year to year.

Average Annual Total Returns

(all periods ending December 31, 2004)

	ONE YEAR	FIVE YEARS	TEN YEARS
Lehman Municipal Bond Index	4.48%	7.20%	7.06%
Lipper California Municipal Debt Fund Average	4.34%	6.52%	6.43%

PARNASSUS CALIFORNIA TAX - EXEMPT FUND
Return before Taxes	2.73%	5.96%	6.56%
Return after Taxes on Distributions	2.72%	5.83%	6.48%
Return after Taxes on Distributions and Sale of Fund Shares	2.80%	5.63%	6.29%

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Lehman Municipal Bond Index is a recognized index measuring performance of municipal bonds in the United States. An individual cannot invest directly in an index. The Lehman Municipal Bond Index reflects no deductions for fees, expenses or taxes. The Lipper California Municipal Debt Fund Average is the average return of all California municipal debt funds followed by Lipper, Inc. (currently 125). The Lipper California Municipal Debt Fund average and the Parnassus California Tax-Exempt Fund return before taxes reflect deductions for fees and expenses, but not taxes. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund’s return after taxes on distribution and sale of fund shares may be higher than its returns after taxes on distributions because it may include a tax benefit resulting from a capital loss that would have been incurred.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Annual Fund Operating Expenses

(deducted from fund assets)

	Equity Income Fund	Fixed-Income Fund	California Tax- Exempt Fund
Management Fees (before fee waiver)	0.66%	0.50%	0.50%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.38%	0.48%	0.31%
Total Annual Fund Operating Expenses	1.04%	0.98%	0.81%
Expense Reimbursement	(0.05)%[1]	(0.11)%[2]	(0.06)%[2]
Net Annual Fund Operating Expenses	0.99%	0.87%	0.75%

(1)	Effective for 2005, the Adviser has agreed to limit the total operating expenses for the Equity Income Fund to 0.99% of its net assets. The “Expense Reimbursement” and “Net Annual Fund Operating Expenses” have been restated to reflect the expense limit as though it was in place for 2004. Actual Net Annual Fund Operating Expenses for 2004 were 1.04%. This limitation continues until April 30, 2006.
(2)	The “Total Annual Fund Operating Expenses” for the Fixed-Income Fund and the California Tax-Exempt Fund indicated in the table above overstate the expenses a shareholder would have paid in 2004 since they are based on expenses before reimbursements. During 2004, the Adviser was contractually obligated to limit the total operating expenses to 0.87% and 0.75% of the net assets of the Fixed-Income Fund and the California Tax-Exempt Fund, respectively. This limitation continues until April 30, 2006. During 2004, the Adviser voluntarily agreed to waive an additional 0.12% for the Fixed-Income Fund and 0.08% for the California Tax-Exempt Fund. Total net operating expenses paid in 2004 after contractual and voluntary waivers were 0.75% for the Fixed-Income Fund and 0.67% for the California Tax-Exempt Fund.

The examples in the table below are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investments have a 5%* return each year. Although your actual costs may be higher or lower, based on these assumptions, your cost would be as follows:

	1 Year	3 Years	5 Years	10 Years
Equity Income Fund	$101	$326	$569	$1,266
Fixed-Income Fund	$89	$301	$531	$1,191
California Tax-Exempt Fund	$77	$253	$444	$996

*	The 5% return figure is an example that regulations require all mutual funds to use as an illustration. It should not be considered a representation of past or future performance. Actual performance and expenses may be greater or less than those shown.

The expenses shown above are the total fees you would pay throughout the time period indicated—not expenses you would pay every year. For example, the figure for ten years is not the expense figure for that single year, but the total cumulative expenses a shareholder would have paid for the entire ten-year period.

THE LEGEND OF MT. PARNASSUS

Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle.

Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne, and she controlled the oracle along with her serpent-son, Python, and her priestess-daughters who controlled the rites. Eventually, the Greek god Apollo took over the site, doing away with Python, but keeping the priestesses.

The most “Greek” of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and a skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the serpent by shooting a hundred arrows into its body.

There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo’s temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time, and frequently, the proud were humbled and the lowly were justified.

INVESTMENT OBJECTIVES

The Parnassus Equity Income Fund

The investment objective of the Equity Income Fund is both current income and capital appreciation. The Fund tries to achieve these objectives by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock as well as securities that are convertible into these instruments such as convertible bonds. As an operating policy, at least 80% of the Fund’s total assets will normally be invested in equity securities that pay a dividend or interest. The remaining 20% of the Fund’s total assets may be invested in non-dividend paying equity securities or money-market instruments. The Fund seeks to invest in equity securities that pay above-average dividends, have the potential for capital appreciation and which the Adviser believes have the capacity to raise dividends in the future.

In general, the Adviser uses three basic criteria in identifying equity securities eligible for the Fund’s portfolio:

•	the security is selling at a price below its intrinsic value as calculated by the Adviser;

•	the issuer is financially sound with good prospects for the future; and

•	the company, in the Adviser’s judgment, meets the social criteria described below.

Once a security is purchased, however, the Adviser may continue to hold it even if it is no longer undervalued.

Under normal circumstances, the Fund will have virtually all of its assets invested in equity securities. If the Adviser cannot find enough securities that meet its investment criteria, the Fund may invest a substantial portion of its assets in money-market instruments (i.e., “cash” or cash equivalents).

The Parnassus Fixed-Income Fund

The investment objective of the Fixed-Income Fund is a high level of current income consistent with safety and preservation of capital. The Adviser seeks to achieve this objective by investing in a diversified portfolio of bonds and other fixed-income instruments that are rated investment grade, which means they are within the four highest categories as determined by a nationally recognized rating service. Securities in the lowest of four highest investment-grade categories (Baa or BBB, as rated by Moody’s and S&P, respectively) are considered investment grade, but they may have speculative elements about them. The Fixed-Income Fund ordinarily will have at least 65% of its net assets in fixed-income securities rated “A” or better (i.e., the three highest categories) by S&P or Moody’s and at least 80% in fixed-income securities with investment-grade ratings. Obligations issued or guaranteed by the United States Government, its agencies or instrumentalities need not have a rating.

See the Appendix in the statement of additional information (SAI) for a description of bond ratings.

The Fixed-Income Fund invests in investment-grade securities, with the exception of convertible securities, which may or may not be investment grade (non-investment grade securities are also known as “high-yield” or “junk” bonds). Because of this emphasis on quality and safety, the Fund’s yield may not be as high as it otherwise might be. The Fund may, however, hold bonds that were investment grade when first purchased, but have subsequently fallen below investment grade. The Adviser, however, will not permit more than 15% of the Fund’s total net assets to be invested in such bonds at any one time.

The Fund may, as an operating policy, invest up to 20% of its assets in convertible debentures (bonds that can be converted into stock or other equity in the issuing company) or convertible preferred stock. Although straight bonds must have an investment-grade rating, convertible securities may not have an investment-grade rating and will only have to have a rating of B- or better. If these instruments are converted into stock, the Fund may hold the stock until sale.

The Fixed-Income Fund may invest in long-term, intermediate-term or short-term fixed-income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. Securities in this Fund may include preferred stock, convertible preferred stock and convertible bonds. However, for temporary defensive purposes or in response to adverse market, economic or political conditions, the Fund may invest a substantial portion of its assets in short-term, money-market instruments.

The Parnassus California Tax-Exempt

The investment objective of the California Tax-Exempt Fund is to provide a high level of current income exempt from both federal and California personal income tax consistent with prudent investment management. The Adviser pursues this objective by investing in a diversified portfolio of tax-exempt, investment-grade securities issued by California state and local governments and by other public authorities. This Fund is for California residents only. The Fund invests in investment-grade bonds, which means they are rated within the four highest categories as determined by a nationally recognized rating service. No more than 20% of the Fund’s portfolio will be invested in the 4th highest category. Under normal circumstances, the Fund will invest at least 80% of its net assets in California municipal obligations.

Normally, the Fund will have all its assets invested in tax-exempt securities issued by California State and local governments, but in response to adverse market, economic or political conditions, or for temporary defensive purposes, it may invest in tax-exempt, money-market instruments. Temporary investments will be limited to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, prime commercial paper deposits with federally insured financial institutions or money-market instruments issued by California State or local governments. The Fund may invest up to 10% of its assets in no-load, open-end investment companies which invest in tax-exempt securities with maturities of less than one year (“tax-exempt, money-market funds”), but the Fund will put no more than 5% of its assets into any one fund. The Fund also may engage in repurchase transactions involving U.S. Government securities.

POLICIES

Social Policy

The Adviser looks for certain social policies in the companies in which the Funds invest. These social policies are: (1) treating employees fairly; (2) sound environmental protection policies; (3) a good equal-employment-opportunity program; (4) quality products and services; (5) a record of civic commitment; and (6) ethical business practices. Obviously, no company will be perfect in all categories, but the Adviser makes value judgments in deciding which companies best meet the criteria.

Although the Funds emphasize positive reasons for investing in a company, their operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Funds also screen out weapons contractors and those that generate electricity from nuclear power.

The California Tax-Exempt Fund seeks municipal securities that will have a positive social and environmental impact. Examples would be bonds that support schools, libraries, hospitals, mass transit, low and moderate-income housing and pollution control facilities.

The social criteria of the Funds limit the availability of investment opportunities. However, the Funds’ Board of Trustees and the Adviser believe that there are sufficient investments available that can meet the Funds’ social criteria and still enable the Funds to provide a competitive rate of return.

Other Policies

The Equity Income Fund and the Fixed-Income Fund may each invest up to 2% of their assets in community-development loan funds, such as those that provide financing for small business and for low and moderate-income housing. None of the Funds will make loans to a project itself, but rather will invest money in an intermediary community loan fund. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a strong, positive social impact. Generally, there is no secondary market, and thus no liquidity, for these investments. Also, community loan funds do not have the same kind of resources as do large commercial enterprises. In general, each of the Funds seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

The SAI for the Funds, which is incorporated by reference into this prospectus, contains a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings.

INVESTMENT RISKS

All investments involve risk and investing in the Funds is no exception. The Funds are intended for investors who can accept that there will be fluctuations in value.

Risks of Investing in Bonds

Bonds are susceptible to interest rate risk, credit risk and market risk. The Funds typically invest in bonds with maturities of more than one year, with many of the securities having maturities of more than five years (the Fixed-Income Fund and the California Tax-Exempt Fund expect to have weighted average maturities of 5 to 20 years). In general, bond prices are inversely related to interest rates. As interest rates drop, bond prices will likely go up, and as interest rates go up, the value of bonds will likely go down. There is a possibility that issuers of debt obligations will not pay the Funds interest or principal or their credit rating may be downgraded by a ratings agency (credit risk). A security’s value also may be impacted by market activity or by supply and demand (market risk). If the Funds are unable to find buyers for a given security, this can have a negative effect on NAV.

Risk of Investing in Equity Securities

Equity securities pose a risk in that an individual enterprise may fall on hard times and operate with little or no profits; this would depress the price of its stock. Also, companies that pay dividends may not do so if they don’t have profits or adequate cash flow. There are also risks associated with the economic cycle (e.g., a recession) as well as market risks that might sharply reduce the valuation of all stocks or stocks in a specific industry.

Risks of Investing in Money-Market Securities

For temporary purposes, a Fund may invest a portion of its assets in money-market instruments. This may limit the potential for capital appreciation and high current income since these securities do not appreciate in value and tend to produce less income than longer-term bonds.

Risks of Investing in the California Municipal Obligations

Since the California Tax-Exempt Fund invests primarily in California municipal securities, there are special risks involved. Changes in the State constitution and other laws raise questions about the ability of State and municipal issuers to obtain sufficient revenue to pay their bond obligations. In particular, California voters have approved amendments to the State constitution which limit property taxes as well as the ability of taxing entities to raise other types of taxes. In addition, another constitutional amendment, popularly known as the Gann Initiative, limits increases in revenue appropriations. Because the Fund will concentrate its investments in California obligations, the Fund is more susceptible to economic, political and other developments that may adversely affect issuers of California obligations than a municipal bond fund that is not as geographically concentrated. By way of illustration, although California has a relatively diversified economy, California has concentrations in the computer services, software design, motion pictures and high-technology industries. The Fund, therefore, may be more susceptible to developments affecting those industries than a municipal-bond fund that invests in obligations of several states.

For risks of investing in community loan funds, see the caption “Other Policies.”

THE ADVISER

Parnassus Investments (the “Adviser”), One Market–Steuart Tower #1600, San Francisco, California 94105, acts as investment adviser to the Funds, subject to the control of the Funds’ Board of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the Funds’ portfolios. The Adviser has been the investment manager of the Parnassus Funds (formerly known as The Parnassus Fund) since 1984 and the Parnassus Income Funds since 1992.

Todd Ahlsten is the portfolio manager of the Equity Income Fund and the Fixed-Income Fund and has served in those capacities since May of 2001. He is also Director of Research at Parnassus Investments where he has worked since 1995. He is Vice President of Parnassus Investments and of the Parnassus Income Funds. Mr. Ahlsten is a graduate of the Haas School of Business at the University of California at Berkeley.

Ben Liao is the portfolio manager of the California Tax-Exempt Fund and has been either the sole portfolio manager or the co-portfolio manager since May 1, 2003. Previously, he was portfolio manager of the California Tax-Exempt Fund from May of 2001 until September of 2002. He has also worked as a financial analyst and trader with Parnassus Investments since 1993. He is a graduate of UCLA and holds an MBA from the University of San Francisco.

The SAI for the Funds, which is incorporated by reference into this prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Each of the Funds, under an Investment Advisory Agreement between the respective Fund and the Adviser, pays the Adviser a fee. The fee is computed and payable at the end of each month. The following annual percentages of each Fund’s average daily net assets are used: for the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million; and for the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. However, after taking into account the expense reimbursements (more fully described below) the following were actually charged in 2004: For the Equity Income Fund, the investment advisory fee was 0.66%. Parnassus Investments received advisory fees totaling $4,860,166 from the Equity Income Fund for the year ended December 31, 2004. For the Fixed-Income Fund, the investment advisory fee was 0.27%. Parnassus Investments received net advisory fees totaling $99,043 from the Fixed-Income Fund for the year ended December 31, 2004. For the California Tax-Exempt Fund, the investment advisory fee was 0.35%. Parnassus Investments received net advisory fees totaling $89,701 from the California Tax-Exempt Fund for the year ended December 31, 2004.

Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Equity Income Fund, 0.87% of net assets for the Fixed-Income Fund and 0.75% of net assets for the California Tax-Exempt Fund. This limitation continues until April 30, 2006.

INVESTING WITH PARNASSUS

How to Purchase Shares

You can open an account directly with the Funds, or you can purchase and sell shares of the Funds through an intermediary, such as a broker-dealer, a financial institution or other service provider. These service providers may charge fees for the services they provide or impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

Types of Accounts

The Funds offer the following types of accounts:

Individual or Joint Ownership

You can open a regular account that is owned by an individual or by two owners. An initial minimum investment must be at least $2,000.

Custodial Account

You can open a custodial account for a minor. The Funds offer both UGMA (Uniform Gift to Minor’s Act) and UTMA (Uniform Transfer to Minor’s Act) accounts. An initial minimum investment must be at least $500.

Traditional IRA, Roth IRA or SEP IRA Accounts

Through Parnassus Investments, you can open tax-deferred retirement accounts for individuals. An initial investment must be at least $500, and each subsequent investment must be at least $50. For further information regarding plan administration, custodial fees and other details, investors should contact Parnassus Investments.

Trust Account

A legal trust can open an account. The Funds require the front page and signature page of the trust agreement, including title of the trust and names of the trustee(s), with the application. An initial minimum investment must be at least $2,000.

Corporate Account

A partnership or corporation can open an account. An initial minimum investment must be at least $2,000.

Additional investments for all accounts must be at least $50.

Direct Purchase of Shares

You can open an account or purchase additional shares the following ways:

Internet

To open an account online, go to www.parnassus.com and follow the instructions on the website. By accessing your account online, you can purchase shares and have Parnassus debit your bank account.

Mail

To open an account by mail, an investor should complete and mail the application form along with a check payable to “Parnassus.” With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. The application should be sent to the following address:

Parnassus Investments

One Market–Steuart Tower #1600

San Francisco, CA 94105

Phone

If your account is eligible, you can call the Funds at (800) 999-3505 to make an exchange or purchase additional shares.

Parnassus Automatic Investment Program

After making an initial investment to open an account ($500 minimum), a shareholder may purchase additional shares of the Funds ($50 minimum) via the Parnassus Automatic Investment Program (PAIP). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your fund account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. A fee of $15.00 will be assessed if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason. For further information, call the Funds and ask for the brochure called “Automatic Investing and Dollar-Cost Averaging.”

Parnassus Investments reserves the right to reject any order. If received before 4:00 p.m. Eastern time (1:00 p.m. San Francisco time), investments will be processed at the net asset value calculated on the same business day they are received. If an investment is received after 4:00 p.m. Eastern time, it will be processed on the next business day. A fee of $15.00 will be assessed if a check is returned to the Funds unpaid due to insufficient funds, stop payment or for any other reason.

There is no sales charge for the purchase of shares of the Funds, but investors may be charged a transaction or other fee in connection with purchases or redemptions of shares of the Funds on their behalf by an investment adviser, a brokerage firm or other financial institution.

Purchasing Shares from Broker -Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Funds as an investment alternative in the programs they offer or administer. Servicing agents may:

•	Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum purchase requirement.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

•	Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

•	Be authorized to accept purchase orders on the Funds’ behalf (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf). If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

How to Redeem Shares

When you redeem your shares, your proceeds are normally made by check and sent via mail. You can pre-designate a bank account to which you would like redemption proceeds electronically deposited within three business days. For a $15 fee, you can have redemption proceeds wired to your account in one business day. Redemption amounts for over $25,000 may be requested only by mail. Your shares will be redeemed at the net asset value (NAV) next determined after receipt by the Funds of your written instructions in proper form. Give your account number and indicate the number of shares or the dollar amount you wish to redeem. All owners of the account must sign the redemption request unless the account application states that only one signature is necessary for redemptions. All redemption checks must be sent to the address of record on the account. The Funds must have a change-of-address on file for 30 days before the Funds can mail redemption or distribution checks to the new address.

The Funds usually require additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, the Funds usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, the Funds usually require an authorizing document. In the case of a surviving joint owner, the Funds usually require a copy of the death certificate. Contact the Funds by phone at (800) 999-3505 if you have any questions about requirements for redeeming your shares.

You can redeem your shares by:

Internet

If your account is eligible, you can redeem your shares by accessing your account online at www.parnassus.com.

Mail

You can mail the Funds your redemption request. Please be sure to include your account number, the amount of your redemption (dollars or shares), and the signatures of all the account holders.

Parnassus Investments

One Market–Steuart Tower #1600

San Francisco, CA 94105

Fax

You can fax the Funds your redemption request to (415) 778-0228. Please be sure to include your account number, the amount of your redemption (dollars or shares), and the signatures of all the account holders.

Phone

For eligible accounts, you can redeem your shares by calling (800) 999-3505. Shareholders who elect to use telephone transfer privileges must so indicate on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from a fund into an identically registered account in another fund managed by Parnassus Investments. Neither the Funds nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Funds and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Funds and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Funds at any time upon 60 days’ written notice to shareholders.

Systematic Withdrawal Program

You can have the Funds automatically redeem, on a periodic basis, a set amount from your account and deposit the proceeds into your bank account.

Redeeming Shares through Servicing Agent

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.

If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s net asset value.

Other Redemption Information

If the Funds have received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Funds will promptly send you a check for the proceeds from the sale. Ordinarily, the Funds must send you a check within seven days unless the NYSE is closed for days other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary for the Funds to determine that the purchase check will be honored. The Funds normally send out redemption checks by US mail, but can send a redemption check by overnight delivery for a $15 fee.

Wire

If you wish to have the redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $15 per transaction. Wiring funds will require a signature guarantee unless wiring instructions were previously filed with the Funds.

Signature Guarantee

Certain types of transactions require a signature guarantee:

•	A redemption check sent to an address that is not the address of record or has not been on the Funds’ records for at least 30 days

•	Redemption proceeds sent to a bank account that is not the bank account of record

•	A redemption check made payable to someone other than the named account owner

•	Changing the shareholder of record on an account

A signature guarantee is a way to ensure that a signature is genuine. It protects shareholders and the Funds against fraud. You can typically obtain a signature guarantee from a bank, a credit union, a savings and loan association or a broker-dealer. A notary public cannot provide a signature guarantee.

Redemption of Small Accounts

The Trustees may, in order to reduce the expenses of the Funds, redeem all of the shares of any shareholder whose account is worth less than $500 as a result of a redemption. This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption. The Funds will give shareholders whose shares are being redeemed 60 days’ prior written notice in which to purchase sufficient shares to avoid such redemption.

Holds on Redemptions

The Funds may delay a redemption request for shares that were purchased in the past 15 days to allow the Funds to determine if your purchase check cleared.

Online and Telephone Transactions

Depending on the type of account, you may make shareholder transactions online or over the phone. The Funds take steps to confirm your identity to prevent fraud, including confirming your account number and Social Security number. However, the Funds cannot be held liable for executing instructions the Funds reasonably believe to be genuine. If you do not want the ability to conduct transactions online or over the phone, please indicate that on your account application or call the Funds at (800) 999-3505.

Market Timing Policies and Procedures

Frequent purchases and redemptions of shares of the Funds may harm other shareholders by interfering with the efficient management of the Funds’ portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Funds’ Board of Trustees has adopted a policy of discouraging frequent purchases and redemption of Fund shares that could disrupt the efficient management of the portfolios. If management of the Funds determines that a shareholder is making rapid trades (defined as a purchase and redemption within five business days) in sufficient volume and with sufficient frequency to disrupt a Fund’s operations, that shareholder will be barred from making future investments in the Funds. The Funds’ Board of Trustees and the Adviser do not encourage frequent trading and will not engage in an agreement with any party to permit frequent trading. The Adviser and the Funds’ Board of Trustees will continue to monitor trading activity and the regulatory environment and may alter the policies at any time without prior notice to shareholders.

The Funds reserve the right to reject any purchase or exchange transaction at any time. In addition, the Adviser reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus.

Exchange Privilege

The proceeds of a redemption of shares can be used to purchase shares of another of the portfolios of Parnassus Income Funds or of one of the portfolios of Parnassus Funds. There is no limit on the number or dollar amount of exchanges. The Funds reserve the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale, and an exchanging shareholder may, therefore, realize a taxable gain or loss.

Net Asset Value

The NAV for the Funds will usually be calculated on every day the New York Stock Exchange (NYSE) is open for trading (“business day”) and on any other day there is a sufficient degree of trading in investments held by the Funds to affect the net asset value. The NYSE is closed on national holidays and Good Friday. The NAV of the Funds will usually be calculated as of the close of trading on the NYSE, usually 4:00 p.m. Eastern time. The NAV may not be determined on any day that there are no transactions in shares of the Funds.

The net asset value per share is the value of a fund’s assets, less its liabilities, divided by the number of outstanding shares of that Fund. In general, the value of the Funds’ portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Funds’ Board of Trustees. Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The fair value of a security may differ from the last quoted price, and a Fund may not be able to sell a security at the fair value. See the SAI for more details.

DISTRIBUTIONS AND TAXES

The Equity Income Fund normally declares and pays dividends from net investment income (“income dividends”) on a quarterly basis. The Fixed-Income Fund and the California Tax-Exempt Fund normally declare and pay income dividends on a monthly basis. Dividends from net long-term capital gains (“capital gains dividends”) are paid once a year (usually in November) for each Fund. Shareholders can have dividends paid in additional shares and reinvested or paid out in cash. If an investor purchases shares just before the dividend date, he or she will be taxed on the distribution even though it’s a return of capital.

Taxation of Shareholders in Equity Income and Fixed-Income Funds

For the Equity Income Fund and the Fixed-Income Fund, all dividends from net investment income together with distributions of short-term capital gains (collectively, “income dividends”) will be taxable as ordinary income to shareholders (although a portion may be taxed at the lower rate applicable to qualified dividend income) even though paid in additional shares. Any net, long-term capital gains (“capital-gain distributions”) distributed to shareholders are taxable as such. An exchange of a fund’s shares for shares of another fund will be treated as a sale of a fund’s shares for tax purposes, and any gain on the transaction may be subject to state and federal income tax. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any dividends paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts, of course, never have to pay taxes.)

The Funds may be required to impose backup withholding at a rate of 28% from any income dividend and capital gain distribution. Shareholders can eliminate any backup-withholding requirements by furnishing certification of U.S. taxpayer identification numbers for reporting dividends.

To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by a fund, such dividends, in the hands of that fund’s corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction — only corporations.

Taxation of Shareholders of California Tax-Exempt Fund

This Fund is for California residents only. Dividends derived from interest on state and local obligations constitute “exempt-interest” dividends on which shareholders are not subject to federal income tax. To the extent that income dividends are derived from earnings attributable to California state and local obligations, they will be exempt from federal and California personal income tax. Such dividends may be subject to California franchise taxes and corporate income taxes if received by a corporation subject to such taxes.

Dividends derived from taxable interest and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, are taxable to shareholders as a long-term capital gain regardless of how long their shares of the Fund have been held, except that losses on certain shares held less than six months will be treated as long-term capital losses to the extent of the capital-gain dividends received on such shares.

The Fund will notify shareholders each January as to the federal and California tax status of dividends paid during the previous calendar year.

FINANCIAL HIGHLIGHTS

This section provides further details about the Funds’ financial history. “Total return” shows the percentage that an investor would have earned or lost during a given period, assuming all dividends were reinvested. The financial performance data presented below is a part of the 2004 financial statements which are included in the Funds’ Annual Report, which is available upon request. The 2004 financial statements were audited by Deloitte & Touche LLP, an independent registered public accounting firm. Their full report is included in the Funds’ annual report, which is available upon request. Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

Equity Income Fund

	2004	2003	2002	2001	2000
Net asset value at beginning of year	$24.00	$21.20	$22.50	$21.48	$23.13

Income (loss) from investment operations:
Net investment income	0.40	0.44	0.49	0.67	0.33
Net realized and unrealized gain (loss) on securities	1.79	2.85	(1.32)	1.43	1.06
Total income (loss) from investment operations	2.19	3.29	(0.83)	2.10	1.39

Distributions:
Dividends from net investment income	(0.56)	(0.49)	(0.29)	(0.45)	(0.36)
Distributions from net realized gains	(0.63)	—	(0.18)	(0.63)	(2.68)
Total distributions	(1.19)	(0.49)	(0.47)	(1.08)	(3.04)
Net asset value at end of year	$25.00	$24.00	$21.20	$22.50	$21.48
Total return	9.30%	15.69%	(3.69)%	9.97%	6.36%

Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.04%	0.96%	1.03%	1.18%	1.15%
Ratio of net expenses to average net assets	1.04%	0.95%	0.96%	1.00%	0.97%
Ratio of net investment income to average net assets	1.63%	1.95%	2.29%	3.10%	1.34%
Portfolio turnover rate	79.88%	79.21%	42.01%	86.78%	97.42%
Net assets, end of year (000’s) $	894,415	$630,249	$273,429	$85,501	$55,421

Fixed-Income Fund

	2004	2003	2002	2001	2000
Net asset value at beginning of year	$16.00	$15.88	$14.94	$14.19	$14.49

Income (loss) from investment operations:
Net investment income	0.33	0.58	0.82	0.87	0.89
Net realized and unrealized gain (loss) on securities	(0.01)	0.26	0.95	0.72	(0.29)
Total income (loss) from investment operations	0.32	0.84	1.77	1.59	0.60

Distributions:
Dividends from net investment income	(0.33)	(0.65)	(0.83)	(0.84)	(0.90)
Distributions from net realized gains	(0.09)	(0.07)	—	—	—
Return of Capital	(0.03)	—	—	—	—
Total distributions	(0.45)	(0.72)	(0.83)	(0.84)	(0.90)
Net asset value at end of year	$15.87	$16.00	$15.88	$14.94	$14.19
Total return	2.05%	5.30%	12.20%	11.31%	4.32%

Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.97%	0.92%	1.08%	1.15%	1.13%
Ratio of net expenses to average net assets	0.75%	0.62%	0.81%	0.83%	0.78%
Ratio of net investment income to average net assets	2.08%	3.59%	5.36%	5.84%	6.18%
Portfolio turnover rate	24.38%	125.74%	59.00%	21.19%	19.19%
Net assets, end of year (000’s)	$38,205	$34,098	$19,092	$12,947	$10,309

California Tax-Exempt Fund

	2004	2003	2002	2001	2000
Net asset value at beginning of year	$17.14	$17.19	$16.61	$16.90	$15.82

Income (loss) from investment operations:
Net investment income	0.48	0.53	0.59	0.70	0.72
Net realized and unrealized gain (loss) on securities	(0.02)	0.12	0.83	(0.18)	1.10
Total income (loss) from investment operations	0.46	0.65	1.42	0.52	1.82

Distributions:
Dividends from net investment income	(0.48)	(0.53)	(0.59)	(0.70)	(0.71)
Distributions from net realized gains	(0.02)	(0.17)	(0.25)	(0.11)	(0.03)
Total distributions	(0.50)	(0.70)	(0.84)	(0.81)	(0.74)
Net asset value at end of year	$17.10	$17.14	$17.19	$16.61	$16.90
Total return	2.73%	3.88%	8.66%	3.09%	11.75%

Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.81%	0.83%	0.95%	0.85%	0.77%
Ratio of net expenses to average net assets	0.67%	0.62%	0.73%	0.65%	0.52%
Ratio of net investment income to average net assets	2.82%	3.08%	3.45%	4.19%	4.27%
Portfolio turnover rate	—	16.16%	41.73%	23.14%	8.13%
Net assets, end of year (000’s)	$25,594	$24,825	$26,163	$18,891	$17,186

Net investment income per share is based on average daily shares outstanding.

For the year ended December 31, 2004, Parnassus Investments has agreed to a 0.87% limit on expenses for the Fixed-Income and 0.75% for the California Tax-Exempt Fund. Certain fees were waived for the years ended December 31, 2004, 2003, 2002, 2001 and 2000 for the Fixed-Income Fund and the California Tax-Exempt Fund. For the Equity Income Fund, certain fees were waived for the years ended December 31, 2001 and 2000.

GENERAL INFORMATION

Deloitte & Touche LLP, 50 Fremont Street, San Francisco, CA 94105, has been selected as the Funds’ independent registered public accounting firm.

State Street Bank & Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, has been selected as the custodian of the Funds’ assets.

Parnassus Investments, One Market–Steuart Tower #1600, San Francisco, California 94105, is the Funds’ transfer agent and accounting agent. Jerome L. Dodson, the Funds’ President, is the majority stockholder of Parnassus Investments.

PRIVACY POLICIES AND PRACTICES

    (not part of the prospectus)

Parnassus is committed to maintaining the confidentiality, integrity and security of personal information entrusted to us by current and potential financial service customers. We have always treated personal information as confidential and want you to be aware of our privacy policies.

We obtain non-public personal information about you from the following sources: information we receive from you on applications or other forms and information about your transactions with us, our affiliates or others.

We restrict access to non-public personal information about you to those employees who need to know that information to provide products or services to you. Parnassus employees are subject to a strict employment policy regarding confidentiality.

We do not disclose any non-public personal information about our customers or former customers to anyone except as required by law. However, we may provide such information to third parties in the course of servicing your account, such as identity-verification service providers. Relationships with these parties shall be pursuant to a non-disclosure agreement, protecting the release of shareholder information. We may disclose information to non-affiliated parties if compelled by law, such as responding to a subpoena, preventing fraud, or complying with an inquiry by a government agency or regulator. Parnassus may use personal information for the purpose of offering or furnishing products and services. Third parties may be used to help prepare notices of these offerings. However, names and addresses are never given or sold to third parties for any outside use.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information. Under strict confidence, a backup database of Parnassus customers and accounts is maintained at an outside facility.

Please call us if you have any questions regarding our privacy policy.

THE PARNASSUS INCOME FUNDS

Investing with a Conscience

One Market - Steuart Tower, Suite 1600 San Francisco, CA 94105

(800) 999-3505 (415) 778-0200

www.parnassus.com

Investment Adviser

Parnassus Investments

One Market - Steuart Tower

Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley & Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

50 Fremont Street

San Francisco, CA 94105

Distributor

Parnassus Investments

One Market - Steuart Tower

Suite 1600

San Francisco, CA 94105

You can obtain additional information about the Parnassus Income Funds. A statement of additional information (SAI) dated May 1, 2005 has been filed with the SEC and is incorporated in this prospectus by reference (i.e., legally forms a part of the prospectus). The Funds also publish an annual, a semiannual and two quarterly reports each year that discuss the Funds’ holdings and how recent market conditions as well as the Funds’ investment strategies affected performance. For a free copy of any of these documents or to ask questions about the Funds, call Parnassus Investments at (800) 999-3505.

The Funds make available the SAI and the annual and semiannual reports, free of charge, on their Internet website (http://www.parnassus.com). The SAI, the Funds’ annual, semiannual and quarterly reports and other related materials are also available on the SEC’s Internet website (http://www.sec.gov). You can also obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the Funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. or make an electronic request at publicinfo@sec.gov. Call (202) 942-8090 for information on the operation of the SEC’s Public Reference Room. The Investment Company Act of 1940 File Number for Parnassus Income Funds is 811-6673.

STATEMENT OF ADDITIONAL INFORMATION FOR	May 1, 2005

Equity Income Fund

Fixed Income Fund

California Tax-Exempt Fund

Parnassus Income Funds

One Market Steuart Tower, Suite 1600

San Francisco, CA 94105

(800) 999-3505

Parnassus Income Funds (the “Trust”), formerly known as The Parnassus Income Trust, is a diversified, open-end management investment company with three portfolios (each a “Fund,” and, collectively, the “Funds”): (1) the Equity Income Fund; (2) the Fixed Income Fund; and (3) the California Tax-Exempt Fund. Parnassus Investments is the Funds’ adviser (the “Adviser”).

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust’s Prospectus dated May 1, 2005. The Trust’s audited financial statements for the fiscal year ended December 31, 2004 are incorporated by reference to the Trust’s Annual Report to shareholders dated December 31, 2004. You may obtain a free copy of the Prospectus or the Annual Report by calling the Funds at (800) 999-3505.

INVESTMENT OBJECTIVES AND POLICIES

The goal of the Funds is to provide shareholders with current income by investing in securities that have a positive impact on society. The Funds’ Prospectus describes the investment objective and principal strategies of each Fund.

Investment Restrictions

The Funds have adopted the following restrictions (in addition to those indicated in the Prospectus) as fundamental policies which may not be changed as to a Fund without the approval of the holders of a “majority” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of that Fund’s outstanding shares. A vote of the holders of a “majority” (as so defined) of a Fund’s outstanding shares means a vote of the holders of the lesser of (i) 67% of a Fund’s shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Funds may not:

(1)	With respect to 75% of a Fund’s total net assets, purchase any security, other than obligations of the U.S. Government, its agencies or instrumentalities, if as a result: (i) more than 5% of a Fund’s total net assets (taken at current value) would then be invested in securities of a single issuer or (ii) a Fund would hold more than 10% of the outstanding voting securities of any one issuer.

(2)	Purchase any security, if as a result, any Fund would have 25% or more of its net assets (at current value) invested in a single industry.

(3)	Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions).

(4)	Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

(5)	Issue senior securities, borrow money or pledge its assets except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not make additional purchases while any borrowings are outstanding.

(6)	Buy or sell commodities or commodity contracts including futures contracts or real estate, real-estate limited partnerships or other interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

(7)	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(8)	Participate on a joint (or joint and several) basis in any trading account in securities.

(9)	Invest in securities of other registered investment companies, except that each Fund may invest up to 10% of its assets in money-market funds, but no more than 5% of its assets in any one fund and no Fund may own more than 3% of the outstanding voting shares of any one fund. This restriction, however, does not apply to a transaction that is a part of a merger, consolidation or other acquisition.

(10)	Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases, although it may invest in the common stocks of companies which invest in or sponsor such programs.

(11)	Make loans, except through repurchase agreements; however, the Funds may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable Fund’s investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

Portfolio Turnover

For 2004, the portfolio turnover rate for the Fixed-Income Fund was 24.38% compared to 125.74% in 2003. The higher turnover in 2003 was due to a major adjustment of the portfolio in anticipation of higher interest rates. The Equity Income Fund and the California Tax-Exempt Fund did not have significant changes in turnover rates.

Operating Policies

Each of the Funds has adopted the following operating policies which may be changed by a vote of the majority of the Funds’ Trustees:

(1)	The Equity Income Fund may purchase warrants up to a maximum of 5% of the value of its total net assets, but the Fixed-Income and California Tax-Exempt Funds may not purchase warrants.

(2)	No Fund may hold or purchase foreign currency except the Equity Income Fund to the extent necessary to settle foreign securities transactions.

(3)	It is the position of the Securities and Exchange Commission (“SEC”) (and an operating although not a fundamental policy of the Fund) that the Fund may not make certain illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. Investments included in this 15% limit are: (i) those which are restricted (namely, those which cannot freely be sold for legal reasons); (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under section 4 (2) of the Securities Act of 1933, as amended (“1933 Act”), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.

Foreign Securities

As an operating policy, the Equity Income Fund may purchase foreign securities and American Depositary Receipts of foreign companies up to a maximum of 15% of the value of its total net assets, but the Fixed-Income and California Tax-Exempt Funds may not purchase foreign securities. Such investments increase a portfolio’s diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable change can increase its value).

Repurchase Agreements

Each of the Funds may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers’ acceptances and securities which are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time the a Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the “Resold Securities.” The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which a Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. A Fund’s risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Fund in question. However, there may be delays and costs in establishing a Fund’s rights to the collateral and the value of the collateral may decline. A Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

Repurchase agreements can be considered as loans “collateralized” by the Resold Securities (such agreements being defined as “loans” in the 1940 Act.) The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Funds’ custodian either directly or through a securities depository.

Lending Portfolio Securities

To generate additional income, each of the Funds may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. A Fund must receive 102% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund in question. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest received on such securities. Although the borrower must pledge collateral in the form of cash or U.S. Government securities, a Fund may invest the collateral in U.S. government securities or short-term, high-quality money-market instruments with maturities of 397 days or less. The Funds’ social investing criteria may not be applied to investments made with the collateral. While a Fund does not have the right to vote securities that are on loan, each of the Funds intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and a Fund can demand repayment at any time.

Disclosure of Portfolio Holdings

The Funds maintain written policies and procedures regarding the disclosure of their portfolios holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders. The Funds may not receive any compensation for providing this information. The Funds’ Chief Compliance Officer will report periodically to the Board of Trustees with respect to compliance with the Funds’ portfolio holdings disclosure procedures.

Service Providers

The Funds have entered into arrangements with certain third-party service providers for services that require these groups to have access to the Funds’ portfolios on a daily basis. As a result, such third-party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Funds’ Board of Trustees has determined that such advanced disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third-party service providers include the Funds’ independent registered public accounting firm and custodian.

Rating and Ranking Organizations

The Funds’ Board of Trustees has determined that the Funds may provide their entire portfolios to the following rating and ranking organizations:

Morningstar, Inc.

Lipper, Inc.

Standard & Poor’s Ratings Group

Bloomberg L.P.

The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information. This information is not provided on the condition that it be kept confidential or that such organizations not trade on such information.

Website Disclosure

The Funds publish their top ten positions at the end of each month on its website (www.parnassus.com). This information is updated approximately 5 to 10 business days following the end of each month. It is available to anyone that visits the website.

Other Policies and Risks of the California Tax-Exempt Fund

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are backed by the taxing power of the issuer and considered the safest type of municipal bond. Revenue bonds are backed by the revenue from a specific project and may be backed by the credit and security of a private user. Investments in revenue bonds have more potential risk. Private activity revenue bonds are a type of revenue bond whose interest may be tax-exempt, but the interest may be treated as a tax preference item for taxpayers subject to the federal alternative minimum tax. The California Tax-Exempt Fund will not invest bonds whose interest is subject to the federal alternative minimum tax.

The California Tax-Exempt Fund may also purchase a right to sell a security held by the Fund back to the issuer of the security or another party at an agreed upon price at any time during a stated period or on a certain date. These rights are referred to as “demand features” or “puts.” The Fund may also purchase floating or variable rate obligations (including participations) as well as variable rate demand notes (VRDNs) which feature interest rates that float with an index and a “put” feature.

The California Tax-Exempt Fund will hold only investment grade securities, namely, those that have been rated at the time of purchase in one of the four highest categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Fitch Ratings Ltd. (“Fitch”), or if unrated, being similar in quality, in the Adviser’s opinion, to securities in one of the top four categories. These are considered “investment grade” securities, although, according to Moody’s, bonds in the fourth-highest category (“Baa”) are regarded as having an adequate capacity to pay principal and interest, but with greater vulnerability to adverse economic conditions; they also have some speculative characteristics. Attached as Annex A to this Statement of Additional Information is a description of the ratings of Moody’s, Fitch and Standard & Poor’s. The Fund will not invest more than 20% of its total assets in securities rated in the fourth highest category. If the rating on a security held by the Fund falls below investment grade after purchase, the Adviser will consider such an event in its evaluation of the security, but it will not necessarily result in an automatic sale of that security. The Fund does, however, have an operating policy that no more than 15% of its assets may consist of securities which were rated investment grade at the time of purchase, but subsequently drop below investment grade. Because the Fund emphasizes safety and avoids junk bonds and other securities below investment grade, the yield may not be as high as it otherwise might be.

Examples of activities which the Trustees have determined have a positive social and environmental impact include financing for schools, libraries, hospitals, mass transit, low and moderate income housing, pollution control facilities, renewable energy resources, energy conservation projects, park development and open space acquisition. The California Tax-Exempt Fund will not finance activities with a negative social or environmental impact as determined by the Trustees and the Adviser. Examples of activities with a negative social or environmental impact include generating electricity from nuclear power, constructing freeways when mass transit is more appropriate and building large-scale dams or other water projects that encourage waste. For all activities not listed above, the Adviser will make a determination on a case-by-case basis as to whether or not the activity in question has a positive social and environmental impact.

Some municipal securities (usually industrial development bonds) are issued to finance privately-operated sports facilities, convention centers, airports, parking structures, factories or commercial developments. In these situations, the Adviser will make decisions on a case-by-case basis as to the social value of the project in question. For example, the Adviser would probably refrain from investing in securities that financed a fast-food operation, but probably would invest in an issue used to construct a plant that provided substantial benefits to the local community and had no negative environmental consequences. In the case of a project benefiting a specific company, the California Tax-Exempt Fund will apply to the company the social criteria listed under the “Social Policy” heading in this Prospectus.

In the case of a sports facility, it might have positive benefits such as jobs, community pride, economic development and family activities. On the other hand, a new sports facility might have negative environmental consequences or put too much demand on community financial resources for the benefit of a sports franchise owner to the detriment of more important community needs. Another important consideration regarding a sports stadium might be whether it encouraged public transit or caused more traffic jams. In all cases such as a sports facility where the Trustees have not determined whether an activity has a positive or negative social/environmental impact, the Adviser will balance all the factors it deems relevant and make a determination if a given security meets the Trust’s social criteria.

As a fundamental policy, with respect to 75% of its net assets, the California Tax-Exempt Fund will not purchase a security if, as a result of the investment, more than 5% of its assets would be in the securities of any single issuer. (For this purpose, each political subdivision, agency or instrumentality and each multi-state agency which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund.)

Under normal circumstances, the California Tax-Exempt Fund intends to invest at least 80% of its assets in California municipal obligations. As a matter of fundamental investment policy, the Fund will invest at least 80% of its assets in municipal obligations, the interest on which will be free from federal income taxation.

Developments in California could adversely affect the market values or marketability on municipal securities issued in the State or could result in a default. The economic condition of the State affects tax revenues and could have an adverse effect on municipal obligations. What follows is a discussion of some of the more important legal and financial trends. This discussion is based partly on information drawn from official prospectuses and statements of the State of California.

Limitations on Taxes and Appropriations

Several initiatives approved in recent years could have an impact on the availability of revenues used to pay California municipal obligations. For example, some municipal securities held in the California Tax-Exempt Fund may depend wholly or partially on property taxes as a revenue source for payment of interest and principal. Article XIIIA, popularly known as Proposition 13, limits ad valorem property taxes (property taxes based on the property’s value) to 1% of full cash value of the property and limits increases in assessments to 2% per year except in the case of new construction or a change in ownership. However, if voters approve a bond issue, property taxes may be raised above the 1% level to pay debt service on that bond.

In 1986, voters approved Proposition 62 which imposed limits on a locality’s raising or levying general taxes. Major portions of this initiative were overturned in court soon after its passage in 1986. However, in September 1995, the California Supreme Court made a ruling supporting Proposition 62.

Article XIIIB (known as the Gann Initiative), enacted in 1979 via a voter initiative, subjects State and local governments to annual spending limitations. These limitations are adjusted annually to reflect changes in cost of living and population and only apply to the appropriation of “proceeds of taxes.” Spendable funds exempted from these appropriation limits include the proceeds of bond issues and revenue from user fees. Debt service on bonds issued prior to January 1, 1979, or subsequently authorized by voters is not subject to these limitations.

Article XIIIB’s appropriation limitations did not constrain most California governmental entities until the mid and late 1980’s when many of these entities approached their Article XIIIB spending limits. The passage of Proposition 111 in 1990 allowed for greater increases in appropriation levels.

In November 1988, voters approved Proposition 98, a combined initiative, constitutional amendment and statute guaranteeing minimum State funding for K-12 school districts and community college districts at a level equal to the greater of (a) the same percentage of general fund revenues as the percentage appropriated to such districts in 1986-87 or (b) the amount actually appropriated to such districts from the general fund in the previous fiscal year adjusted for growth in enrollment and changes in cost of living.

In June 1990, California voters approved Proposition 111 which allowed for some increase in appropriation levels, but provided that one-half of all revenues in excess of the state’s appropriation limit must be allocated to public schools and community colleges. Since Proposition 98 and 111 allocated a minimum funding level to schools, this could potentially reduce the resources available for other State programs and put pressure on issuers of municipal obligations.

In November 1996, voters approved Proposition 218. Proposition 218 further restricts the ability of local governments to levy special assessments or property-related fees without voter approval.

Proposition 13, the Gann Initiative, Proposition 98, Proposition 111, and Proposition 218 were adopted as measures that qualified for the ballot pursuant to California’s initiative process. Other initiatives or similar measures affecting the availability of revenue to pay California municipal obligations could be adopted in the future.

State Financial Condition

State General Fund revenues are principally derived from California personal income tax (44% of total revenues), sales tax (33%), corporate tax (9%) and the gross premium tax on insurance (3%). All of these revenue sources can be affected by California’s economic conditions.

Since the passage of Proposition 13, property tax revenues received by local governments have dropped by over 50%. In response, the California Legislature has provided substantial additional revenue for local governments. Because of budgetary pressure and limits on allocations of tax revenues, California’s state government has been shifting program responsibilities from the state to county and city governments. To date, most changes in program responsibilities from the state to local governments have been balanced with increases in funding. However, cuts in State aid that are not balanced by funding increases could hurt financially stressed local government entities, particularly counties. Certain California municipal securities may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. The proportion of the State’s General Fund that will be distributed in the future to counties, cities and their various entities, is unclear.

Revenues of Health Care Institutions

Certain California tax-exempt securities may be obligations which are payable solely from the revenues of health care institutions. Certain measures taken under federal or California law to reduce health care costs may adversely affect revenues of health care institutions and, consequently, payment on those municipal obligations.

Revenues Secured by Deeds of Trust

Some California municipal securities may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. An example would be bonds issued to finance low and moderate income housing. Because of provisions of California law, the effective minimum period for foreclosing on a mortgage could be in excess of seven months from the time of initial default. This delay could disrupt the flow of revenue available to an issuer for payment of debt service if such defaults occur with respect to a substantial number of mortgages or deeds of trust. Other aspects of California law could further delay foreclosure proceedings in the event of a default and disrupt payments on municipal obligations.

Assessment Bonds (Mello-Roos Bonds)

Typically, these bonds are secured by land undeveloped as of the issuance. The plan is for the land to be developed using funds from the issuance. Declining real estate values or a drop in real estate sales activity can result in canceled or delayed development along with increased default risk. The special assessments or taxes securing these bonds are not the personal liability of the owner of the property assessed, so the lien on the property is the only security for these bonds. Furthermore, in the event of delinquency in payment of assessments or taxes on the properties involved, the issuer is not required to make payments on the bonds, except in some instances where there is a reserve account for bond payments.

Redevelopment Agency Debt

“Tax Allocation” bonds issued by redevelopment agencies can be affected by property tax limitations because these bonds are secured by the increase in assessed valuation expected after a redevelopment project is completed. Should the project not be completed, perhaps because of a natural disaster like an earthquake, there could be no increase in assessed property values to pay off the bonds. Standard & Poor’s or Moody’s stopped rating tax allocation bonds after the passage of Articles XIIIA and XIIIB, and since have only resumed rating selected bonds of this nature.

Seismic Activity

California is a geologically active area subject to earthquakes. Any California municipal security could be adversely affected by a catastrophic earthquake. For example, a project might not be completed or might suffer an interruption in revenue-generating capacity, or property values might drop resulting in reduced tax assessments.

Orange County Default

In December of 1994, Orange County declared bankruptcy after discovering that its Treasurer had invested in risky derivative securities which caused enormous losses to the county’s investment fund. Estimates of the losses approximate $1.7 billion. This bankruptcy disturbed the California municipal bond market and the market value of uninsured Orange County bonds dropped sharply. Because the California Tax-Exempt Fund held no uninsured Orange County bonds, it was not substantially affected by the Orange County bankruptcy. However, other California municipalities may mismanage their investment funds and, in the future, they may also suffer losses which might have an effect on the California Tax-Exempt Fund in that the market value of some municipal securities might drop substantially.

MANAGEMENT

The Trust’s Board of Trustees decides matters of general policy and supervises the activities of the Adviser and the Distributor. All Trustees serve indefinite terms and they all oversee seven portfolios (funds) in the Parnassus complex, which is comprised of the Funds and the portfolios of the Parnassus Funds (formerly known as The Parnassus Fund). The Trust’s Officers conduct and supervise the daily business operations of the Funds. The Trustees and Officers of the Trust are as follows:

INDEPENDENT TRUSTEES

Name, Address and Age	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Current Directorships Outside the Parnassus Complex	Number of Portfolios in Parnassus Complex Overseen by Trustee
Herbert A. Houston, 61 Parnassus Investments One Market Steuart Tower #1600 San Francisco, CA 94105	Trustee	Indefinite Since 1992 for Parnassus Income Funds	Health-care consultant and owner of several small businesses;	None	7

		Since 1998 for the Parnassus Funds	Chief Executive Officer of the Haight Ashbury Free Clinics, Inc. 1987-1998.

Jeanie S. Joe, 57 Parnassus Investments One Market Steuart Tower #1600 San Francisco, CA 94105	Trustee	Indefinite Since October 2004	President of Geo/Resource Consultants, a geotechnical and environmental consulting firm, since 1995; director and secretary of Telecommunication Consumer Protection Fund Corporation.	None	7

Donald V. Potter, 59 Parnassus Investments One Market Steuart Tower #1600 San Francisco, CA 94105	Trustee	Indefinite Since 2002	President and owner of Windermere Associates, a consulting firm specializing in business strategy, since 1984.	None	7

“Independent” Trustees are Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act.

INTERESTED TRUSTEE

Name, Address and Age	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Current Directorships Outside the Parnassus Complex	Number of Portfolios in Parnassus Complex Overseen by Trustee
Jerome L. Dodson, 61 * Parnassus Investments One Market Steuart Tower #1600 San Francisco, CA 94105	President and Trustee	Indefinite Since 1992 for Parnassus	President and Trustee of the Parnassus Funds and Parnassus Income Funds since their inceptions;	None	7
		Income Funds Since 1984 for the Parnassus Funds	President and Director of Parnassus Investments since June of 1984.

OFFICERS (other than Jerome L. Dodson)

Name, Address and Age	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Todd C. Ahlsten, 33 One Market Steuart Tower #1600 San Francisco, CA 94105	Vice President	Indefinite Since 2001	Financial Analyst and Director of Research at Parnassus Investments since 1995.

Stephen J. Dodson, 27 * One Market Steuart Tower #1600 San Francisco, CA 94105	Chief Compliance Officer and Assistant Secretary	Indefinite Since 2002	Financial Analyst with Morgan Stanley 1999-2001. Associate with Advent International, a venture capital firm 2001-2002. Executive Vice President and Chief Operating Officer with Parnassus Investments 2002-Present.

Debra A. Early, 40 One Market Steuart Tower #1600 San Francisco, CA 94105	Vice President and Treasurer	Indefinite Since December 2004	Vice President, Chief Financial Officer and Treasurer of Parnassus Investments since 2004. Formerly, Senior Manager at PricewaterhouseCoopers LLP October 1992 to November 2004.

Richard D. Silberman, 67 1431 Grant Street Berkeley, CA 94703	Secretary	Indefinite Since 1986	Retired business lawyer.

*	Jerome L. Dodson is an “interested” Trustee as defined in the 1940 Act because of his ownership in Parnassus Investments, the Adviser. Jerome L. Dodson is the father of Stephen J. Dodson, the Chief Compliance Officer and Assistant Secretary of the Funds.

The Trust pays each of its Trustees who is not affiliated with the Adviser or the Distributor annual fees of $12,000 in addition to reimbursement for certain out-of-pocket expenses. The Funds and the portfolios of Parnassus Income Funds comprise a “family of investment companies.” The Trust has no retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Trust and the Board of any other investment companies managed by Parnassus Investments (the Fund Complex) for the calendar year ended December 31, 2004.

Compensation Table

Name and Position(1)	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Herbert A. Houston	$7,849	None	$14,000
Donald V. Potter	$7,849	None	$14,000
Jeanie S. Joe(2)	$7,849	None	$14,000

(1)	Trustees who are interested do not receive compensation from the Trust.

(2)	Includes consulting compensation paid to Ms. Joe prior to becoming a Trustee.

The following table sets forth the dollar range of shares of the Parnassus Fund (the sole portfolio of the Parnassus Funds that has issued shares as of the date of this Statement of Additional Information) and the portfolios of the Trust beneficially owned by each Trustee as of December 31, 2004, which is also the valuation date:

Name	Parnassus Fund	Equity Income	Fixed-Income	California Tax- Exempt	Total in Family of Investment Companies
Interested Trustee

J. Dodson	Over $100,000	Over $100,000	$1-$10,000	$1-$10,000	Over $100,000

Independent Trustees

H. Houston	$10,001-$50,000	$10,001-$50,000	None	None	$10,001-$50,000
D. Potter	$10,001-$50,000	None	None	None	$10,001-$50,000
J. Joe	$10,001-$50,000	None	None	None	$10,001-$50,000

Code of Ethics

Both the Parnassus Funds and the Trust have a code of ethics under rule 17j-1 of the 1940 Act. Parnassus Investments is also subject to this code. The code allows personnel subject to it to invest in securities with preclearance subject to certain restrictions. They may also invest in securities held by the Funds or the portfolios of the Parnassus Funds, but they cannot trade in those securities during the blackout period which is five days before and five days after any of the Funds or the portfolios of the Parnassus Funds trades in that security or considers a trade in that security.

Proxy Voting

Proxy voting policies and procedures for the portfolios of the Parnassus Funds and the Parnassus Equity Income Fund are included as Annex B attached to this Statement of Additional Information. The actual voting records for the Parnassus Equity Income Fund and the portfolios of the Parnassus Funds are available on the Parnassus website (www.parnassus.com) and on the website of the SEC at www.sec.gov. The SEC website contains information regarding how the Funds and the portfolios of the Parnassus Funds voted portfolio securities during the most recent 12-month period ended June 30, while the Parnassus website gives the votes in real time (namely, immediately after a vote has been cast).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2005, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104 owned 63.2% and National Financial Services Corporation, 200 Liberty Street, New York, NY 10281 owned 12.1% of the Parnassus Equity Income Fund, but they owned the shares of record and beneficial ownership belonged to others.

As of March 31, 2005, Charles Schwab & Co. owned 19.2% and National Financial Services Corp. owned 10.1% of the Parnassus Fixed-Income Fund of record, but beneficial ownership belonged to others.

As of March 31, 2005, Charles Schwab & Co. owned 40.8% and National Financial Services Corp. owned 10.9% of the Parnassus California Tax-Exempt Fund of record, but beneficial interest belonged to others.

As of March 31, 2005, the Trustees and Officers as a group owned less than 1% of the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund.

STANDING AUDIT COMMITTEE

The Audit Committee currently consists of Herbert A. Houston, Jeanie S. Joe and Donald V. Potter. The responsibilities of the Audit Committee are to assist the Board of Trustees in overseeing the Trust’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trust’s auditing processes. The function of the Audit Committee and the Board of Trustees is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the registered independent public accounting firm’s responsibility to plan and carry out a proper audit. The registered independent public accountants are responsible to the Board of Trustees and the Audit Committee. The Audit Committee met three times during the fiscal year ended December 31, 2004.

THE ADVISER

Parnassus Investments acts as the Funds’ investment adviser. Under its Investment Advisory Agreement (“Agreement”) with each of the Funds, the Adviser acts as investment adviser for each Fund and, subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments and pays the salaries and fees of all Officers and all Trustees of the Trust who are “interested persons” under the 1940 Act. The Adviser also provides the management and administrative services necessary for the operation of the Funds including supervising relations with the custodian, transfer agent, independent accountants and attorneys. The Adviser also prepares all shareholder communications, maintains the Funds’ records, registers the Funds’ shares under state and federal laws and does the staff work for the Board of Trustees.

Each of the Agreements provides that the Adviser shall not be liable to the applicable Fund for any loss to the Fund except by reason of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Jerome L. Dodson, President of the Trust, owns the majority of the stock of the Adviser and, thus, can be considered the “control person” of the Adviser.

For its services, the Funds, under the Agreement, pay the Adviser a fee, computed and payable at the end of each month at the following annual percentages of average daily net assets: for the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million; and for the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Equity Income Fund; 0.87% of net assets for the Fixed-Income Fund and 0.75% of net assets for the California Tax-Exempt Fund. This limitation continues until April 30, 2006. During 2002, 2003 and 2004, Parnassus Investments received the following sums under the Agreement from the following funds: Equity Income Fund $1,112,689 in 2002, $2,959,382 in 2003 and $4,860,166 in 2004; Fixed-Income Fund $35,184 in 2002, $54,646 in 2003, and $182,102 in 2004; California Tax-Exempt Fund $64,151 in 2002, $74,108 in 2003 and $126,605 in 2004.

As the Funds’ underwriter (or Distributor), Parnassus Investments makes a continuous offering of the Funds’ shares.

Pursuant to a Shareholder Servicing Plan and Agreement with each of the Funds, Parnassus Investments may arrange for third parties to provide certain services including account maintenance, record keeping and other personal services to their clients who invest in the Funds. For these services, each of the Funds may pay service providers an aggregate service fee at a rate not to exceed 0.25% per annum of the applicable Fund’s average daily net assets. Parnassus Investments may elect to pay such service providers an additional amount from its own funds. For 2004, the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund paid service providers the following amounts: $1,304,367, $32,620 and $21,806, respectively.

In addition to the fee payable to the Adviser, the Funds are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Funds’ custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of or reinvestment of dividends; (viii) fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Funds; (x) all other expenses incidental to holding meetings of the Funds’ shareholders; (xi) security pricing services of third-party vendors; (xii) the cost of providing the record of proxy votes on the website; (xiii) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; and (xiv) such nonrecurring expenses as may arise, including litigation affecting the Funs and the legal obligations for which the Funds may have to indemnify their Officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may consider research provided by brokerage firms.

Parnassus Investments is the fund accountant and, in this capacity, handles all fund accounting services, including calculating the daily net asset values. As fund accountant and fund administrator, Parnassus Investments received the following amounts from the Equity Income Fund for 2002, 2003 and 2004, respectively: $56,827, $149,786 and $405,688; from the Fixed-Income Fund for 2002, 2003 and 2004, respectively: $8,807, $10,398 and $20,433; and from the California Tax-Exempt Fund for 2002, 2003 and 2004, respectively: $14,367, $11,970 and $14,399.

Matters Considered by the Board

The Investment Advisory Agreement was last approved by the Trustees, including all of the Independent Trustees on March 25, 2005 at a meeting called for that purpose. In approving the Agreement the Board primarily considered the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to the Funds. The Board requested and evaluated reports from the Adviser that addressed specific factors designed to inform the Board’s consideration of these and other issues.

With respect to the nature and quality of the services provided, the Board considered the performance of the Funds in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio manager. The Board reviewed the Adviser’s use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by the Funds from such services.

With respect to the overall fairness of the Agreement, the Board primarily considered the fee structure of the Agreement and the profitability of the Adviser from its association with the Funds. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Funds. In concluding that the benefits accruing to the Adviser by virtue of its relationship to the Funds were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Funds, the Board reviewed specific data as to the Adviser’s profit or loss on the Funds for the recent period. These matters were also considered by the Independent Trustees meeting separately.

Portfolio Transactions and Brokerage

The Agreement states that in connection with the Adviser’s duties to arrange for the purchase and the sale of securities held in the portfolio of a Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers (“brokers”) as shall, in the Adviser’s judgment, implement the policy of the Funds to achieve “best execution,” i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place nor attempt to place specific dollar value on such services nor on the portion of commission rates reflecting such services. The Funds recognize in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for a Fund’s brokerage commissions, whether or not useful to that Fund, may be useful to the Adviser in managing the accounts of the Adviser’s other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to a Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for research purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research use.

Research services provided through brokerage will be those providing information and analyses that assist the portfolio manager in making investment decisions. Examples of such research services include Bloomberg information and research, KLD social research, publications containing investment information and recommendations and individual reports written on specific companies.

During 2004, the Equity Income Fund paid $123,355 to Prudential Securities and $41,660 to Citigroup Global Markets in brokerage commissions under “soft dollar” agreements, whereby these firms would provide research services to the Equity Income Fund.

In 2004, the Adviser used brokerage commissions of the Equity Income Fund to reduce certain expenses of the Equity Income Fund subject to “best execution.” However, as of May 1, 2004, brokerage commissions are no longer used to reduce expenses of the Equity Income Fund.

In the over-the-counter market, securities may trade on a “net” basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money-market instruments usually trade on a “net” basis as well. On occasion, certain money market instruments may be purchased directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

During 2002, 2003 and 2004, the Equity Income Fund paid $757,588, $1,084,417 and $1,560,299, respectively in brokerage commissions. Of these amounts, the following was paid in conjunction with research services: $586,632 in 2002, $763,625 in 2003 and $1,037,290 in 2004. Neither the Fixed-Income Fund nor the California Tax-Exempt Fund paid commissions in 2002, 2003 or 2004 since these Funds buy their securities on a “net” basis that includes the dealer mark-up.

Parnassus Investments has clients other than Parnassus Income Funds that have objectives similar to the Trust. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be grouped together. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client’s proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

PORTFOLIO MANAGERS

The sole investment adviser to the Funds is Parnassus Investments. As of December 31, 2004, the portfolio managers to the Funds, Todd C. Ahlsten and Ben Liao, do not have responsibility for the day-to-day management of accounts other than the Funds.

The portfolio managers of the Adviser, including the portfolio managers to the Funds, Todd C. Ahlsten and Ben Liao, may from time to time be responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to its portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of mutual funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a mutual fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between mutual funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2004.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Todd Ahlsten	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Todd Ahlsten’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Performance Bonus	Parnassus Investments	As part of Todd Ahlsten’s compensation, he may receive a bonus based on the pre-tax performance of the Equity Income Fund over multiple years versus the S&P 500 Index and the pre-tax performance of the Fixed-Income Fund over multiple years versus the Lipper A-Rated Fund Average.

	Director of Research Bonus	Parnassus Investments	In Todd Ahlsten’s role as the director of research for Parnassus Investments, he is eligible to receive a bonus based on his management of the research department, including developing and recruiting the research staff, managing the intern program and conducting investment research. The management of Parnassus Investments determines the amount, which is variable.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees. As an eligible employee, Todd Ahlsten receives a bonus based on a percentage of his salary.

Ben Liao	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Ben Liao’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Performance Bonus	Parnassus Investments	As part of Ben Liao’s compensation, he may receive a bonus based on the pre-tax performance of the California Tax-Exempt Fund over multiple years versus the Lipper California Tax-Exempt Fund Average.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees. As an eligible employee, Ben Liao receives a bonus based on a percentage of his salary.

The dollar range of shares of the Funds beneficially owned by the portfolio managers are set forth below:

Name	Equity Income	Fixed-Income	California Tax-Exempt
Todd Ahlsten	$100,001-$500,000	None	N/A
Ben Liao	N/A	N/A	None

NET ASSET VALUE

The net asset values of the Funds’ shares are ordinarily computed once each day as of the close of trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m., New York time, on each day that the NYSE is open for trading and on any other day that there is a sufficient degree of trading in investments held by the Funds to affect its net asset value. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In determining the net asset value of the Funds’ shares, the Trustees have adopted a set of policies and procedures to value the securities held in the Funds’ portfolios. Short-term securities are generally money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal and early call. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Trustees. Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.

Equity and fixed-income securities where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, a discount from the market value of a similar security, fundamental analytical data, and an evaluation of market conditions. Types of securities that the Funds may hold for which fair-value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. The fair value of a security is the amount which the Funds might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price, and the Funds may not be able to sell a security at the fair value determined, as valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

DISTRIBUTIONS AND TAXES

By paying out substantially all its net investment income (among other things), each Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. Each Fund intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, each Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of each Fund would not be liable for income tax on the Fund’s net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from each Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

GENERAL

The Trust was organized as a Massachusetts business trust on August 8, 1990. The Declaration of Trust provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust and Restated By-Laws provide that the Fund’s shareholders have the right to remove a Trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Fund is required to call a meeting of shareholders to vote on the removal of a Trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants’ expense the applicants’ communication to all other shareholders. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and nonassessable. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Fund will continue indefinitely. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of the Trust’s outstanding shares. Prior to February 11, 2005, Parnassus Income Funds was known as The Parnassus Income Trust, and prior to April 1, 1998, The Parnassus Income Trust was known as The Parnassus Income Fund and each of the Trust’s series was known as a Portfolio rather than a Fund.

The Fund’s Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund of the Trust. Each Fund has only one class of shares. Each share represents an interest in a Fund of the Trust proportionately equal to the interest of each other share. Certificates representing shares will not be issued. Instead, each shareholder will receive an annual statement and an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon the Trust’s liquidation, all shareholders of the Fund would share pro rata in the net assets available for distribution to shareholders of the Fund. Shares of each Fund are entitled to vote separately as a group only to the extent required by the 1940 Act or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative net asset value.

The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Trust’s independent registered public accounting firm.

State Street Bank & Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, has been selected as the custodian of the Funds’ assets. Shareholder inquiries should be directed to the Funds.

Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Trust’s transfer agent and accounting agent. Jerome L. Dodson, the Trust’s President, is the majority stockholder of Parnassus Investments.

FINANCIAL STATEMENTS

The Trust’s audited financial statements for the fiscal year ended December 31, 2004, are incorporated in this Statement of Additional Information by reference to the Trust’s Annual Report to shareholders dated December 31, 2004. A copy of the Annual Report which contains the Trust’s audited financial statements for the year ended December 31, 2004, may be obtained free of charge by writing or calling the Trust.

ANNEX A

CORPORATE BOND RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Corporation, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”):

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

MUNICIPAL BOND RATINGS

Moody’s:

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Standard & Poor’s

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Ltd

The following ratings scale applies to foreign currency and local currency ratings.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Note: Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Such suffixes are not added to the ‘AAA’ rating category. Such suffixes are not added to the “AAA” rating category.

ANNEX B

Parnassus Investments Proxy Voting Policies and Procedures

We, Parnassus Investments, manage the portfolios of Parnassus Funds and the Parnassus Equity-Income Fund, a portfolio of Parnassus Income Funds (collectively, “the Funds”). The Funds take social as well as financial factors into account in making investment decisions. While we do fundamental research to determine a company’s financial health and its business prospects, we also look at a firm’s social and environmental record. The Funds seek to invest in companies that respect their employees, have sound environmental protection policies, maintain an effective equal employment opportunity program, provide quality products and services, display a record of civic commitment and follow ethical business practices. Obviously, no company will be perfect in all categories, but we will make value judgments in deciding which companies best meet the criteria. One of the Funds’ essential policies is to invest in companies that have a positive impact on society. Most of the time, we try to maintain portfolios diversified across industries, but we do not invest in companies that manufacture alcohol or tobacco products, that are involved with gambling, that are weapons contractors or that generate electricity from nuclear power.

Parnassus Investments is the investment adviser only for mutual funds—not any other entities—so there would normally be no conflicts of interest between the Funds’ shareholders and Parnassus Investments. However, should such a conflict arise, the vote on that proxy issue will be cast by the Funds’ independent Trustees.

The following guidelines indicate our positions on proxy ballot issues and how we plan to vote shares held by the Funds. We do not delegate our proxy voting authority or rely on third party recommendations to vote our shares. We will consider the views of the management of portfolio companies, but we will vote in a manner we feel is in the best interest of shareholders of the Funds. These guidelines may not include all potential voting issues, and in rare cases, the Funds may deviate somewhat from these guidelines when voting shares held by the Funds.

Social and Corporate Responsibility

Environment

•	We will vote for shareholder resolutions that reduce a company’s negative impact on the environment and that call for the elimination or substitution of toxic compounds used in their products. We will vote for resolutions asking for a report of current environmental practices and policies, and for adoption of Coalition for Environmentally Responsible Economics (CERES) Principles.

Labor Issues

•	We will vote for proposals that show respect for a company’s workers.

•	We will vote for proposals requesting companies to adopt and report on appropriate codes of conduct regarding global labor practices within their own company and with vendors or suppliers, including concerns with respect to the use of forced labor, fair wages, safe working conditions and the right to organize and bargain collectively.

Charitable Giving

•	We will vote for resolutions to report on and to increase charitable giving.

Diversity

•	We will vote for resolutions to improve the representation of women and ethnic minorities in the workforce, particularly at the executive level. We will also vote for proposals to issue reports on a company’s efforts to increase diversity and to assure that all women and ethnic minorities are paid comparably with their counterparts.

Animal Welfare

•	We will generally vote for resolutions seeking information on a company’s animal testing, resolutions that request management to develop viable alternatives to animal testing and resolutions calling for consumer products companies to reduce their use of animals in testing.

Community Relations

•	We will vote for resolutions that make the company a good corporate citizen and show sensitivity to the communities where it operates.

Ethical Business Practices

•	In general, we will vote for resolutions that ensure that a company follows ethical business practices.

Corporate Governance

Election of Directors

•	We support Boards of Directors that reflect independence, concern for shareholders’ interests and diversity.

•	We will vote for resolutions that require Board slates to consist of a majority of Directors who are independent from management. We will also vote for resolutions to separate Chief Executive Officer and Chairman of the Board positions. Our votes are intended to reduce conflicts of interests between management and shareholders.

•	We will vote against Directors who have attended less than 75% of the Board meetings or who have ignored a shareholder proposal that has gained a majority of the votes outstanding.

•	We will vote for the establishment of a reasonable retirement age for Directors.

•	We will vote for resolutions that require Directors to own a minimum number of shares in the company to encourage them to have the same interest as shareholders.

•	We will vote for increased diversity, including qualified women and ethnic minorities, on Boards.

•	We will vote case-by-case on proposals that seek to change the size or range of the Board.

Independent Registered Public Accounting Firm

•	Significant fees from services other than auditing can diminish the independence of the audit. We will vote for the ratification of the company’s auditor unless we have reason to believe that the independence of the audit may be compromised. We will vote against ratification of the auditors when consulting fees exceed audit fees.

Reincorporation

•	We will consider changes in the state of incorporation on a case-by-case basis and evaluate the economic benefits of and business reasons for reincorporation.

•	We will vote against resolutions to allow U.S.-based corporations to reincorporate overseas.

Shareholder Rights

Cumulative Voting

•	We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.

Confidential Voting

•	We will vote for confidential voting to prevent management from identifying dissenting shareholders before the final vote count in an attempt to convince them to change their votes.

Dual Classes of Stock

•	To maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with different voting rights. The Funds will vote against dual classes of stock.

Ability to Call Meetings

•	We will vote against proposals that limit a shareholder’s right to call special meetings because matters may arise between annual meetings.

Equal Access to Proxies

•	The Funds will vote for proposals to allow shareholders space in proxy statements to state their views on contested issues.

•	We will vote for proposals to allow shareholders to nominate Director candidates on the company proxy as long as nominators own a substantial amount of stock and the nomination is not a frivolous one.

Compensation

Executive Compensation

•	We will vote on limits to executive compensation on a case-by-case basis.

•	We will vote for shareholder resolutions requesting companies to review and report on executive compensation. We will also vote for resolutions to review executive compensation as it relates to non-financial performance such as diversity, labor and human rights, environment, community relations, predatory lending, improvements in healthcare quality and other social issues.

Severance Packages

•	We will vote against severance that exceeds 2.5 times annual salary and bonus.

•	We will vote for shareholder proposals to take a shareholder vote on severance packages. We support the right of shareholders to vote on golden parachutes which we believe go above and beyond ordinary compensation practices. We take into account total management compensation, the employees covered by the plan and the quality of management.

Stock Options

•	We will vote on stock option plans on a case-by-case basis and consider voting and earnings dilution. We will vote for Employee Stock Ownership Plans (ESOPs) to promote employee ownership unless they cause excessive dilution or are heavily weighted toward top management.

•	We will vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock’s market price on the day of the grant.

•	We will vote for the use of performance-based stock options which tie executive compensation more closely to company performance.

•	We will vote for expensing stock options as a cost in determining operating income because we believe that not expensing stock options overstates earnings.

Changes in Capital Structure

Increase Authorized Common Stock

•	We will vote for the authorization of additional common stock necessary to facilitate a stock split.

•	We will consider all other proposals for the authorization of additional common stock on a case-by-case basis.

Reverse Stock Split

•	We will consider management proposals to implement a reverse stock split on a case-by-case basis.

Share Repurchase

•	We will vote for management proposals to institute open-market share repurchase plans.

Issuance of Preferred Stock

•	We will consider the issuance of preferred stock on a case-by-case basis. We will examine the purpose and terms such as voting, dividend and conversion rights of the stock. In the event of proposals seeking to create blank check preferred stock to be used as a takeover defense or carrying superior voting rights, we will vote against these proposals.

Pre-emptive Rights

•	We will consider on a case-by-case basis proposals to create or abolish pre-emptive rights which allow shareholders to participate proportionately in any new issues of stock of the same class. We will take into account the size of a company and the characteristics of its shareholder base.

Mergers, Acquisitions and Other Corporate Restructurings

•	We consider mergers and acquisitions on a case-by-case basis and evaluate the terms of each proposal, the potential long-term value of the investment and the financial, strategic and operational benefits. Likewise, we will vote on a case-by-case basis on corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations and asset sales.

Anti-takeover Provisions

•	We will vote against staggered boards which deter unwanted takeovers because a potential acquirer would have to wait at least two years to gain a majority of Board seats.

•	We will vote against poison pills and authorization to issue stock in an effort to avoid a takeover.

•	We will vote against supermajority provisions which generally require at least a two-thirds affirmative vote for passage of issues.

PART C

OTHER INFORMATION

Item 23.	Exhibits.

(a)	Amended & Restated Declaration of Trust as of December 6, 2002 – filed 4/22/03; and Supplemental Declaration of Trust – filed 2/11/05.

(b)	By-laws Restated as of December 6, 2002 – filed 4/22/03.

(c)	Rights of Shareholders – filed 4/16/02.

(d)	Investment Advisory Agreement – filed 4/28/04.

(e)	Distribution Agreement – filed 4/14/00.

(g)	Custodian Agreement – filed herewith.

(h)(1)	Agreement for Transfer Agent Services and Fund Accounting and Administrative Services – filed 4/28/04; and Amendment No. 1 to Transfer Agent Services and Fund Accounting and Administrative Services – filed 2/11/05.

(h)(2)	Shareholder Servicing Plan and Agreement – filed 2/11/05.

(i)	Opinion of Foley & Lardner LLP – filed herewith.

(j)	Consent of Deloitte & Touche LLP – filed herewith.

(p)	Code of Ethics – 2/11/05.

(q)	Power of Attorney – filed herewith.

Item 24.	Persons Controlled by or under Common Control with Registrant.

Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with Parnassus Funds (f/k/a The Parnassus Fund) by virtue of having the same individuals as Trustees.

Item 25.	Indemnification.

Under the provisions of the Trust’s Declaration of Trust, the Trust will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 26.	Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, Parnassus Investments, is the investment adviser to Parnassus Funds.

Item 27.	Principal Underwriters.

(a)	Parnassus Investments serves as underwriter and investment adviser for both Parnassus Funds and the Registrant.

(b)	The officers are directors of Parnassus Investments are as follows:

Name and Principal Business Address	Position with Distributor	Position with Registrant
Jerome L. Dodson One Market Steuart Tower #1600 San Francisco, CA 94105	President and Director	President and Trustee

Debra A. Early One Market Steuart Tower #1600 San Francisco, CA 94105	Vice President and Treasurer	Vice President and Treasurer

Todd Ahlsten One Market Steuart Tower #1600 San Francisco, CA 94105	Vice President	Vice President

Stephen Dodson One Market Steuart Tower #1600 San Francisco, CA 94105	Vice President and Director	Chief Compliance Officer and Assistant Secretary

Thao N. Dodson One Market Steuart Tower #1600 San Francisco, CA 94105	Director	None

(c)	None

Item 28.	Location of Accounts and Records.

All accounts, books and records are in the physical possession of Jerome L. Dodson at Registrant’s headquarters at One Market, Steuart Tower #1600, San Francisco, CA 94105.

Item 29.	Management Services.

Discussed in Part A and Part B.

Item 30.	Undertakings.

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City and County of San Francisco and the State of California on the 20th day of April 2005.

PARNASSUS INCOME FUNDS (Registrant)

By:	/s/ Jerome L. Dodson
Jerome L. Dodson, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jerome L. Dodson Jerome L. Dodson	Principal Executive Officer And Trustee	April 20, 2005

/s/ Debra A. Early Debra A. Early	Principal Financial and Accounting Officer	April 20, 2005

Donald V. Potter+	Trustee	*

Herbert A. Houston+	Trustee	*

Jeanie S. Joe+	Trustee	*

+By:	/s/ Jerome L. Dodson
Jerome L. Dodson Attorney-in-Fact*

*	Signature is affixed as of April 20, 2005. Power of attorney is filed as an exhibit.

EXHIBIT INDEX

Exhibit No.		Description
(a)		Amended and Restated Declaration of Trust and Supplemental Declaration of Trust*

(b)		Restated Bylaws*

(c)		Rights of Shareholders*

(d)		Investment Advisory Agreement*

(e)		Distribution Agreement*

(f)		None

(g)		Custodian Agreement

(h)	(1)	Agreement for Transfer Agent Services and Accounting and Administrative Services* and Amendment No. 1 to Agreement for Transfer Agent Services and Accounting and Administrative Services*

(h)	(2)	Shareholder Servicing Plan and Agreement*

(i)		Opinion of Foley & Lardner LLP

(j)		Consent of Deloitte & Touche LLP

(k)		None

(l)		None

(m)		None

(n)		None

(p)		Code of Ethics*

(q)		Power of Attorney

*	Incorporated by reference.